UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005

                                   DEVRY INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                       1-13988                 36-3150143
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                 ONE TOWER LANE
              OAKBROOK TERRACE, IL                              60181
     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (630) 571-7700


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages (excluding exhibits): 6


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


                                   DEVRY INC.
                                 FORM 8-K INDEX

Page No. Item 5.03 - Amendments to Articles of Incorporation or
Bylaws; Change in Fiscal Year                                                  3

Item 9.01 - Financial Statements and Exhibits                                  4

Signatures                                                                     5

Exhibit Index                                                                  6



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


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On August 9, 2005, the Board of Directors of DeVry Inc. (the "Company") adopted an amendment and restatement of the Company's By-Laws to supersede and replace in their entirety the existing By-Laws of the Company. The amendment and restatement of the existing By-Laws took effect immediately upon adoption by the Board of Directors. A copy of the By-Laws of the Company, as amended and restated, is attached hereto as Exhibit 3.1.

     These amendments to the former By-Laws include, among other items, the following: (i) an amendment to Article I, Section 1 to include the zip code of the registered office of the Company; (ii) an amendment to Article II, Section 4 to provide that if a quorum at a meeting of stockholders is not present or represented, the presiding officer at any such meeting shall also have the power to adjourn the meeting to another time and/or place; (iii) an amendment to
Article III, Section 6 to replace the reference to the President with a reference to the Chief Executive Officer; (iv) an amendment to Article III,
Section 8 to replace all references to the President with references to the Chief Executive Officer; (v) an amendment to Article III, Section 9 to delete the words "or meeting of the Board" and to replace the reference to the President with a reference to the Chief Executive Officer; (vi) an amendment to
Article IV, Section 1 to add the positions of Chief Executive Officer, Executive Vice Presidents, Senior Vice Presidents and Vice Presidents as officers of the Company and to provide that the Company's Board of Directors may elect certain officers only "upon consultation with the Chief Executive Officer" of the Company; (vii) an amendment to Article IV, Section 3 to delete the requirement that the Board Chair shall also be the Chief Executive Officer of the Company;
(viii) the addition of Article IV, Section 4; (ix) an amendment to Article IV,
Section 5 (Section 4 of the former By-Laws) to replace all references to Chairman of the Board with references to Chief Executive Officer; (x) an amendment to Article IV, Section 6 (Section 5 of the former By-Laws) to add Executive Vice President as an officer of the Company and to replace the reference to Chairman of the Board with a reference to Chief Executive Officer;
(xi) an amendment to the second and fifth sentences of Article IV, Section 7 (Section 6 of the former By-Laws) to add references to Chief Executive Officer;
(xii) an amendment to Article IV, Section 8 (Section 7 of the former By-Laws) to add a reference to Chief Executive Officer; (xiii) an amendment to Article IV,
Section 9 (Section 8 of the former By-Laws) to replace all references to the Chairman of the Board with references to the Chief Executive Officer; (xiv) an amendment to Article IV, Section 10 (Section 9 of the former By-Laws) to replace the reference to the Chairman of the Board with a reference to the Chief Executive Officer; (xv) an amendment to Article IV, Section 12 (Section 11 of the former By-Laws) to replace all references to the President with references to the Chief Executive Officer and to provide that the Chief Executive Officer, in addition to the Board of Directors, may divide the Company into any Group, Division or Department; (xvi) an amendment to Article V, Section 1 to provide that the Chief Executive Officer may sign certificates of stock in the Company;
(xvii) an amendment to Article VII, Section 4 to replace all references to the President with references to the Chief Executive Officer; (viii) an amendment to
Article VII, Section 4 to add two references to the Chief Executive Officer and Executive Vice Presidents; and (xix) general amendments to (a) clarify that words of gender include both genders, (b) provide for consistent capitalization of the word "Director" in reference to a Director of the Company and (c) correct certain typographical errors.

     The foregoing is merely a summary of the material terms of the Amended and Restated By-Laws and does not purport to be complete and is qualified in its entirety by the Amended and Restated By-Laws.


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Item 9.01      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                Description
------                -----------

3.1               Amended and Restated By-Laws of DeVry Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DEVRY INC.


Date:    August 15, 2005                    By:  /s/ Ronald L. Taylor
                                               ---------------------------------
                                                 Ronald L. Taylor
                                                 Chief Executive Officer


Date:    August 15, 2005                    By:  /s/ Norman M. Levine
                                               ---------------------------------
                                                 Norman M. Levine
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

3.1            Amended and Restated By-Laws of DeVry Inc.


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